UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2007

STANDARD MICROSYSTEMS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-7422	11-2234952
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 Arkay Drive, Hauppauge, New York		11788-3728
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	631 434-6300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On June 27, 2007, Standard Microsystems Corporation (the "Company") issued a press release announcing its financial results for its first quarter ended May 31, 2007. A copy of the press release is furnished herewith and attached as Exhibit 99.1.

Management of the Company will host a teleconference on June 27, 2007 at 8:00 AM eastern time to discuss the Company's results. Details on accessing the teleconference are contained in the Company's press release dated June 20, 2007 announcing the teleconference, and below. A webcast of the call, along with presentation materials, will be accessible via the investor relations section of SMSC's website at www.smsc.com. The teleconference may also be accessed by dialing 1-800-811-0667 in the U.S. or 1-913-981-4901 from outside of the U.S. The teleconference confirmation code is 2086634. A replay of the call will also be available on a 24-hour basis from June 27 - July 3, 2007 and can be accessed by dialing 1-888-203-1112 and entering passcode 2086634, or internationally by dialing 1-719-457-0820 and entering passcode 2086634. In addition, a webcast archive of the audio and slide presentation will be available on the investor relations portion of the Company's website at http://www.smsc.com.

Use of Non-GAAP Financial Information

Included within the press release are non-GAAP financial measures that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude certain charges as more fully described in the accompanying press release. The non-GAAP measures have been reconciled to and should be considered together with the Condensed Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information assists in evaluating operational trends, but should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.

The information in this Item 2.02 and Item 9.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

( c ) Exhibits
99.1 - Press release dated June 27, 2007, reporting Standard Microsystems Corporation's financial results for its first quarter ended May 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION

June 27, 2007	By:	/s/ Joseph S. Durko

Name: Joseph S. Durko
Title: Vice President, Corporate Controller and Chief Accounting Officer (duly authorized officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 27, 2007, reporting Standard Microsystems Corporation's financial results for its first quarter ended May 31, 2007.